Exhibit 99.4


                                                                  EXECUTION COPY
                                                                  --------------


                             PARTICIPATION AGREEMENT

            PARTICIPATION AGREEMENT dated as of February 19, 2001 among the undersigned shareholders (the "Shareholders") of Springs Industries, Inc., a South Carolina corporation (the "Company"), and Heartland
Industrial Partners, L.P., a Delaware limited partnership ("Heartland").

            The Shareholders and Heartland are entering into this Participation Agreement in order to facilitate a proposal (the "Proposal") by the Shareholders and Heartland to the Board of Directors of the Company contemplating a recapitalization transaction (the "Transaction") to be effected by means of a merger of a corporation ("Newco") to be organized with and into the Company. If the Transaction is completed, each share of common stock of the Company (the "Shares"), other than Shares owned by the Shareholders, will be converted into the right to receive $44.00 in cash, and all of the capital stock of the Company will be owned by the Shareholders and Heartland. In the Transaction, shares of Newco common stock will be converted into an equal number of shares of common stock of the Company, of the same class as the shares to be held by the Shareholders following the Transaction, representing approximately 45% of the shares of Company stock outstanding immediately following completion of the Transaction. The remainder of the funds necessary to complete the Transaction will be supplied by a new senior credit facility of the Company, as described in a commitment letter to be submitted as part of the Proposal.

            Each Shareholder and Heartland understands and acknowledges that but for the execution of this Agreement by each of the parties, the Shareholders and Heartland would not make the Proposal to the Board of Directors of the Company. Therefore, to induce the Shareholders and Heartland to make the Proposal, the parties agree as follows:

            1. The parties will jointly submit the Proposal, in substantially the form attached hereto as Annex A, to the Board of Directors of the Company. Following the submission of the Proposal, representatives of the Shareholders and representatives of Heartland will cooperate and use their best reasonable efforts to jointly negotiate a definitive agreement with the Company providing for the Transaction, and the parties agree to use their best reasonable efforts to cause the Transaction to be completed. At or before the time of execution of such a definitive agreement, the parties will enter into a shareholders' agreement providing for the governance of the Company following the completion of the Transaction and containing terms to which the parties have agreed.

            2. During the term of this Agreement, each Shareholder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of such Shareholder's Shares, or any interest therein (whether owned at the date hereof or acquired hereafter) except:

               (i) Up to a number of shares equal to $50 million divided by the price per share received by public shareholders in the Transaction, in the aggregate, may be sold by the Shareholders; and

               (ii) by intra-family gift, will or pursuant to the laws of descent and distribution, or to the intra-family beneficiary of a trust; provided that any recipient of Shares pursuant to a transfer or disposition under this clause (ii) of this Section 2 shall be provided with a copy of this Agreement and bound thereby as if a signatory hereto.

            Prior to the completion of the Transaction, Newco will not issue its shares in any manner, except to Heartland and its co-investors as provided in paragraph 7 below.

            3. Each Shareholder covenants and agrees to vote (whether by proxy, consent or in person) all of such Shareholder's Shares (whether owned at the date hereof or acquired hereafter) in favor of the Transaction and any other matter which may be presented to the Company's shareholders during the term of this Agreement that would facilitate the completion of the Transaction.

            During the term of this Agreement, each Shareholder will not deposit any of such Shareholder's Shares in any voting trust, or enter into any voting agreement with respect to any of such Shareholder's Shares or grant any proxy or otherwise encumber the voting interests therein, except as expressly provided herein.

            4. Each Shareholder and Heartland will cooperate fully with Newco in connection with the Proposal and the Merger. Accordingly, such Shareholder will not, directly or indirectly, (i) solicit any inquiries or proposals from, or enter into or continue any discussion, negotiations or agreements relating to a merger, consolidation or business combination of the Company with, or acquisition of its voting securities by, or a direct or indirect acquisition or disposition of a significant amount of assets other than in the ordinary course of business of the Company from or to, any person or entity other than Newco or
(ii) vote in favor of or consent to any such proposal or transaction.

            5. Each Shareholder, in recognition of the fact that the signing of this Agreement will constitute acting as a group with the other Shareholders for the purpose of acquiring, holding, or disposing of securities of an issuer so that the Shareholders will be deemed to be a "person" within the meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will cooperate fully in the prompt and timely preparation, signing and filing of statements on Schedule 13D (and any required amendments) pursuant to Rule 13d-1 of the Exchange Act. Each Shareholder constitutes and appoints each of William Taylor and Harry B. Emerson or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for such Shareholder and in such Shareholder's name, place and stead, in any and all capacities, in connection with Schedule 13D, and any amendments thereto, including, without limiting the generality of the foregoing, to sign the Schedule 13D in the name and on behalf of such Shareholder, and any instrument, contract, document or other writing, of or in connection with the
Schedule 13D or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such Shareholder might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            6. The Shareholder represents and warrants as to the Shareholder's Shares that:

               (i) Schedule I sets forth the number of Shares of which the
            Shareholder is the record owner and that, except as set forth in
            Schedule I, the Shareholder is on the date hereof the record owner of such Shares, free and clear of all claims, liens, charges, encumbrances, security interests, voting agreements (other than those provided for herein) and commitments of any kind;

               (ii) the Shareholder has full power and authorization to enter into this Agreement and to vote and deliver irrevocable proxies for the Shares, as well as to sell, transfer, assign and deliver legal and beneficial ownership of such Shares, and to convey good and marketable title to such Shares, free and clear of all claims, liens, charges, encumbrances, security interests, voting agreements (other than those provided for herein) and commitments of any kind;

               (iii) except as set forth in Schedule I, the Shareholder does not own or hold any rights to acquire any additional Shares (by exercise of stock options, conversion of any security, or otherwise) or any interest therein or any voting rights with respect to any additional Shares; and

               (iv) neither the execution of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which such Shareholder is a party or by which the Shareholder is bound.

            7. Heartland will purchase shares of common stock of Newco immediately prior to completion of the Transaction, at a per share price equal to the price received by the public in the Transaction, for an aggregate of $225 million.

            8. Heartland has full power and authorization to enter into this Agreement and perform its obligations hereunder, and neither the execution of this Agreement nor the consummation by Heartland of the transactions contemplated hereby will constitute a violation of or default under, or conflict with any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which Heartland is a party or by which Heartland is bound.

            9. Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director of the Company makes any agreement or understanding herein in his capacity as such a director, and the agreements set forth herein shall in no way restrict any director in the exercise of his fiduciary duties as a director of the Company. Each Shareholder has executed this agreement solely in such Shareholder's capacity as the record holder of such Shareholder's Shares.

            10. This Agreement shall terminate on the earlier of (i) August 15, 2001 or (ii) the date the parties mutually agree in writing to abandon their effort to effect the Transaction or a comparable transaction (whether or not at a different price than the price specified in the Proposal).

            11. The parties agree that irreparable damages would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms, or were otherwise breached. It is, accordingly, agreed that the parties shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement, and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they may be entitled at law or in equity.

            12. Newco may request the Company to enter a stop transfer order with the transfer agent or agents of the Shares against the transfer of the Shares, except in compliance with the requirements of this Agreement and not to recognize any vote, proxy or consent that is inconsistent with this Agreement.

            13. Nothing in this Agreement shall restrict the right of any Shareholder to receive cash or stock dividends, or receive Shares in a stock split, provided, however, that any additional Shares so received shall become subject to the terms of this Agreement.

            14. The parties will cooperate regarding any public disclosure relating to the Transaction or this Agreement.

            15. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties hereto, except as provided in clause
(ii) of paragraph 2 above or on the terms to which the parties have agreed. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Except as provided in the preceding sentence, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

            16. All notices given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if sent by registered or certified mail, return receipt requested, to the party or parties to be given such notice at his, her or its address set forth below, or to such other address as such party to be given notice may have communicated to the sending party, provided such change of address has been received.

               (i) If to any Shareholder, to such Shareholder,

                   c/o The Springs Company
                   104 East Springs Street
                   Lancaster, South Carolina  29720
                   Attention: Harry B. Emerson

               (ii) If to Heartland,

                    Heartland Industrial Partners, L.P.
                    55 Railroad Avenue
                    First Floor
                    Greenwich, Connecticut 06830
                    Attention: David A. Stockman

            17. This Agreement may be executed in any number of counterparts, all of which shall together constitute one and the same instrument.

            18. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina.

            19. In the event of the invalidity or unenforceability of any party or provision of this Agreement, such invalidity or unenforceability shall not affect the validity or enforceability of any other part or provision of this Agreement.

            20. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby, and this Agreement may be amended only by an agreement in writing executed by the parties hereto.

                                    HEARTLAND INDUSTRIAL PARTNERS, L.P.

                                    By:   Heartland Industrial Associates
                                           L.L.C., its General Partner

                                    By:   /s/ W. Gerald McConnell
                                          ------------------------------------
                                          Name: W. Gerald McConnell
                                          Title: Senior Managing Director

CRANDALL C. BOWLES

                                    SIGNATURE


                                    By: /s/ Crandall C. Bowles
                                        ------------------------------------
                                            Name: Crandall C. Bowles

LEROY S. CLOSE

                                    SIGNATURE


                                    By: /s/ Leroy S. Close
                                        ------------------------------------
                                            Name: Leroy S. Close

JAMES BRADLEY

                                    SIGNATURE


                                    By: /s/ James Bradley
                                        ------------------------------------
                                            Name: James Bradley

 THE SPRINGS COMPANY

                                    SIGNATURE


                                   THE SPRINGS COMPANY

                                   By:  /s/ William G. Taylor
                                        ------------------------------------
                                            Name: William G. Taylor
                                            Title:  President

KANAWHA INSURANCE COMPANY


                                    SIGNATURE


                                   KANAWHA INSURANCE COMPANY

                                   By:  /s/ William G. Taylor
                                        ------------------------------------
                                            Name: William G. Taylor
                                            Title:  Director

TRUST NO. 3-M

                                   SIGNATURES


                                   THE SPRINGS COMPANY, as Trustee

                                   By: /s/ William G. Taylor
                                       -------------------------------------
                                           Name: William G. Taylor
                                           Title: President

TRUST NO. T-3
                                  SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Frances A. Close
                                       -------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derrick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 3-3
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derrick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-A-3


                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-B-3

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-C-3

                                   SIGNATURES


                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee



                                   By: /s/ William G. Taylor
                                       ------------------------------------
                                           Name: William G. Taylor, as Trustee

TRUST NO. 12-3

                                   SIGNATURES


                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee



                                   By: /s/ William G. Taylor
                                       ------------------------------------
                                           Name: William G. Taylor, as Trustee

 TRUST NO. 4-M

                                   SIGNATURES


                                   THE SPRINGS COMPANY, as Trustee

                                   By: /s/ William G. Taylor
                                       ------------------------------------
                                           Name: William G. Taylor
                                           Title: President

TRUST NO. T-4
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derrick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 3-4
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

 TRUST NO. 11-A-4

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       -----------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       -----------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-B-4

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-C-4

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 12-4

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

 TRUST NO. 5-M

                                   SIGNATURES


                                   THE SPRINGS COMPANY, as Trustee

                                   By: /s/ William G. Taylor
                                       ------------------------------------
                                           Name: William G. Taylor
                                           Title: President

TRUST NO. T-5
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 3-5
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-A-5

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-B-5

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-C-5

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 12-5

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

 TRUST NO. 6-M

                                   SIGNATURES


                                   THE SPRINGS COMPANY, as Trustee

                                   By: /s/ William G. Taylor
                                       ------------------------------------
                                           Name: William G. Taylor
                                           Title: President

TRUST NO. T-6
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 3-6
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-A-6

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-B-6

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-C-6

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 12-6

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. T-7
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 3-7
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ Derick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-A-7

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-B-7

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-C-7

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 12-7

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 8-M

                                   SIGNATURES


                                   THE SPRINGS COMPANY, as Trustee

                                   By: /s/ William G. Taylor
                                       ------------------------------------
                                           Name: William G. Taylor
                                           Title: President

TRUST NO. T-8
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close., as Trustee



                                   By: /s/ Derick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 3-8
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Derick S. Close
                                       ------------------------------------
                                           Name: Derick S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-A-8

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-B-8

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-C-8

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 12-8

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

 TRUST NO. 9-M

                                   SIGNATURES


                                   THE SPRINGS COMPANY, as Trustee

                                   By: /s/ William G. Taylor
                                       ------------------------------------
                                           Name: William G. Taylor
                                           Title: President

TRUST NO. T-9
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 3-9
                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ Frances A. Close
                                       ------------------------------------
                                           Name: Frances A. Close, as Trustee



                                   By: /s/ Leroy S. Close
                                       ------------------------------------
                                           Name: Leroy S. Close, as Trustee



                                   By: /s/ Patricia Close
                                       ------------------------------------
                                           Name: Patricia Close, as Trustee



                                   By: /s/ Elliott S. Close
                                       ------------------------------------
                                           Name: Elliott S. Close, as Trustee



                                   By: /s/ Hugh W. Close, Jr.
                                       ------------------------------------
                                           Name: Hugh W. Close, Jr., as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-A-9

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-B-9

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-C-9

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 12-9

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 10-M


                                   SIGNATURES


                                   THE SPRINGS COMPANY, as Trustee

                                   By: /s/ William G. Taylor
                                       ------------------------------------
                                           Name: William G. Taylor
                                           Title: President

TRUST NO. 10-A

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       -----------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 10-D

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 10-E

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

 TRUST NO. 11-A-10

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-B-10

                                   SIGNATURES


                                   By: /s/ Anne S. Close
                                       ------------------------------------
                                           Name: Anne S. Close, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 11-C-10

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

TRUST NO. 12-10

                                   SIGNATURES


                                   By: /s/ Crandall C. Bowles
                                       ------------------------------------
                                           Name: Crandall C. Bowles, as Trustee



                                   By: /s/ James Bradley
                                       ------------------------------------
                                           Name: James Bradley, as Trustee

                                   SCHEDULE I



      FAMILY SHAREHOLDER               CLASS B SHARES    CLASS A SHARES
      ------------------               --------------    --------------
      Crandall C. Bowles                                       16,498
      [TRUSTS FOR THE BENEFIT OF
      CRANDALL C. BOWLES AND/OR HER
      DESCENDANTS]
      Trust 3-M                             135,600
      Trust T-3                              35,827
      Trust 3-3                             263,696
      Trust 11-A-3                           95,288
      Trust 11-B-3                          121,758
      Trust 11-C-3                           92,640
      Trust 12-3                              7,250

      [TRUSTS FOR THE BENEFIT OF
      FRANCES A. CLOSE AND/OR HER
      DESCENDANTS]
      Trust 4-M                             132,619
      Trust T-4                              35,829
      Trust 3-4                             263,694
      Trust 11-A-4                           95,288
      Trust 11-B-4                          121,758
      Trust 11-C-4                           92,640
      Trust 12-4                              7,250

      Leroy S. Close                            204             7,727
      [TRUSTS FOR THE BENEFIT OF
      LEROY S. CLOSE AND/OR HIS
      DESCENDANTS]
      Trust 5-M                              73,101*
      Trust T-5                              36,586
      Trust 3-5                             263,692
      Trust 11-A-5                           95,288
      Trust 11-B-5                          121,758
      Trust 11-C-5                           92,640
      Trust 12-5                              7,250

      [TRUSTS FOR THE BENEFIT OF
      PATRICIA CLOSE AND/OR HER
      DESCENDANTS]
      Trust 6-M                                                78,154
      Trust T-6                              37,201
      Trust 3-6                             263,692
      Trust 11-A-6                           95,288
      Trust 11-B-6                          121,756
      Trust 11-C-6                           92,642
      Trust 12-6                              7,250

      FAMILY SHAREHOLDER               CLASS B SHARES    CLASS A SHARES
      ------------------               --------------    --------------
      [TRUSTS FOR THE BENEFIT OF
      ELLIOTT S. CLOSE AND/OR HIS
      DESCENDANTS]
      Trust T-7                              24,591
      Trust 3-7                             263,692
      Trust 11-A-7                           95,288
      Trust 11-B-7                          121,756
      Trust 11-C-7                           92,642
      Trust 12-7                              7,250

      [TRUSTS FOR THE BENEFIT OF HUGH
      W. CLOSE, JR. AND/OR HIS DESCENDANTS]
      Trust 8-M                              82,364
      Trust T-8                              61,604
      Trust 3-8                             263,694
      Trust 11-A-8                           95,288
      Trust 11-B-8                          121,756
      Trust 11-C-8                           92,642
      Trust 12-8                              7,250

      [TRUSTS FOR THE BENEFIT OF
      DERICK S. CLOSE AND/OR HIS
      DESCENDANTS]
      Trust 9-M                              63,855               609
      Trust T-9                              72,527
      Trust 3-9                             263,696
      Trust 11-A-9                           95,288
      Trust 11-B-9                          121,756
      Trust 11-C-9                           92,642
      Trust 12-9                              7,250

      [TRUSTS FOR THE BENEFIT OF
      KATHERINE A. CLOSE AND/OR HER
      DESCENDANTS]
      Trust 10-M                             64,460
      Trust 10-A                             53,471
      Trust 10-D                            175,306
      Trust 10-E                            105,874
      Trust 11-A-10                          95,288
      Trust 11-B-10                         121,756
      Trust 11-C-10                          92,640
      Trust 12-10                             7,250


      The Springs Company                 1,401,930
      Kanawha Insurance Company             175,000



*These shares are pledged as collateral for a loan from a family partnership.